UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report:  May 26, 2006

CARLISLE COMPANIES INCORPORATED

(Exact name of registrant specified in its charter)

Delaware	1-9278	31-1168055
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

13925 Ballantyne Corporate Place, Suite 400, Charlotte, NC 28277
(Address of principal executive offices)

704-501-1100
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFS 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01     Entry into a Material Definitive Agreement.

Item 3.03     Material Modification to Rights of Security Holders.

The information called for by these Items is contained in the News Release and the letter to shareholders of Carlisle Companies Incorporated, which are included herewith as Exhibits 99.1 and 99.2 and which are incorporated by reference herein.

All other items are inapplicable and are omitted from this report.

Item 9.01     Financial Statements and Exhibits.

(a)                                  Financial statements of businesses acquired. Not applicable.

(b)                                 Pro forma financial information. Not applicable.

(c)                                  Shell company transactions. Not applicable.

(d)                                 Exhibits.

The following exhibits are filed with this Report on Form 8-K:

REGULATION S-K EXHIBIT NUMBERS	EXHIBIT

4

Amendment No. 2, dated as of May 26, 2006, to the Rights Agreement, dated as of February 8, 1989, between Carlisle Companies Incorporated and Computershare Investor Services, LLP (formerly Harris Trust and Savings Bank), as Rights Agent. Amendment No. 2 includes as Exhibit B thereto amended and restated pages 1 and 2 to the Rights Certificate

99.1	News Release dated May 26, 2006

99.2	Form of Letter to Shareholders of Carlisle Companies Incorporated dated May 31, 2006

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 1, 2006	CARLISLE COMPANIES INCORPORATED

	By:	/s/ Carol P. Lowe
Carol P. Lowe
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Numbers	Description

4

Amendment No. 2, dated as of May 26, 2006, to the Rights Agreement, dated as of February 8, 1989, between Carlisle Companies Incorporated and Computershare Investor Services, LLC (formerly Harris Trust and Savings Bank), as Rights Agent. Amendment No. 2 includes as Exhibit B thereto amended and restated pages 1 and 2 to the Rights Certificate

99.1	News Release dated May 26, 2006

99.2	Form of Letter to Shareholders of Carlisle Companies Incorporated dated May 31, 2006